UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2019

Carrizo Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street Suite 2300 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRZO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 14, 2019, Callon Petroleum Company, a Delaware corporation (“Callon”), and Carrizo Oil & Gas, Inc., a Texas corporation (“Carrizo”), entered into an Agreement and Plan of Merger (as amended by Amendment No. 1 to the Agreement and Plan of Merger, the “original merger agreement”), providing for Callon’s acquisition of Carrizo. The original merger agreement provides that, upon the terms and subject to the conditions set forth therein, Carrizo will merge with and into Callon, with Callon as the surviving corporation (the “merger”).

On November 13, 2019, Callon and Carrizo entered into Amendment No. 2 to the Agreement and Plan of Merger (the “amendment”; the original merger agreement, as amended by the amendment, the “merger agreement”). Pursuant to the amendment, at the effective time of the merger, each outstanding share of Carrizo common stock, par value $0.01 per share, will be converted into the right to receive 1.75 shares of Callon common stock, par value $0.01 per share (“Callon common stock”), instead of 2.05 shares of Callon common stock as provided in the original merger agreement.

The amendment also decreases the termination fee payable by Carrizo to Callon from $47.4 million to $20.0 million in connection with the termination of the merger agreement under specified circumstances, including (i) if Carrizo terminates the merger agreement to accept a Company Superior Proposal (as defined in the merger agreement), (ii) in certain circumstances, if a Company Takeover Proposal (as defined in the merger agreement) was announced and not withdrawn prior to the termination of the merger agreement or the special meeting of Carrizo’s shareholders to approve the merger, as applicable, and within 12 months Carrizo enters into a definitive agreement with respect to or consummates a Company Takeover Proposal, or (iii) if the board of directors of Carrizo changes its recommendation with respect to the transaction. In addition, the amendment (a) eliminates the expense reimbursement payable by Carrizo to Callon in connection with the termination of the merger agreement following a failure to obtain the approval of Carrizo’s shareholders in situations where a termination fee would not otherwise be payable and (b) provides that Callon would pay an amount equal to $10.0 million to Carrizo in connection with the termination of the merger agreement following a failure to obtain the approval of Callon’s shareholders in situations where a termination fee would not otherwise be payable.

In addition, the amendment amends a covenant related to the conduct of business of each of Callon and Carrizo until the effective time of the merger. Pursuant to the amendment, each of Callon and Carrizo is required to respond in writing granting or withholding its consent within two business days of receipt of the other party’s request to materially modify, materially amend, terminate or enter into, or waive any rights in any material respect under, a material contract; provided, that if such party does not respond within such time period, such party’s consent shall be deemed to have been given with respect to the proposed action.

The amendment requires that each of Callon and Carrizo convene its special meeting of shareholders to consider the transactions contemplated by the merger agreement on November 14, 2019 and adjourn such meeting. In accordance with the amendment, Callon adjourned its special meeting until December 13, 2019, and will reconvene and adjourn, without conducting any business, until December 20, 2019, and Carrizo adjourned its special meeting, without conducting any business, until December 20, 2019.

All other material terms of the merger agreement remain substantially the same.

The foregoing summary of the merger agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendment, which is attached as Exhibit 2.1 to this report, and the original merger agreement, which is attached as Exhibit 2.1 to Carrizo’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 15, 2019 and as Exhibit 2.1 to Carrizo’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, each of which is incorporated by reference herein.

The merger agreement and the above description thereof have been included in this Current Report on Form 8-K to provide investors and security holders with information regarding the terms of the merger agreement. They are not intended to provide any other factual information about Carrizo, Callon or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the merger agreement were made only for purposes of the merger agreement and as of specific dates; were solely for the benefit of the parties to the merger agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Carrizo, Callon or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in public disclosures by Carrizo or Callon. Accordingly, investors should read the representations and warranties in the merger agreement not in isolation but only in conjunction with the other information about Carrizo or Callon and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Item 7.01.	Regulation FD Disclosure.

On November 14, 2019, Carrizo and Callon issued a joint press release announcing their entry into the amendment. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

None of the information furnished in this Item 7.01 and the accompanying Exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any filing by Carrizo under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 7.01 and the accompanying Exhibit 99.1 is not intended to, and does not, constitute a determination or admission by Carrizo that the information in this Item 7.01 and the accompanying Exhibit 99.1 is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Carrizo.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated November 13, 2019, by and between Callon Petroleum Company and Carrizo Oil & Gas, Inc.

99.1	Joint Press Release, dated November 14, 2019.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Additional Information and Where to Find It

This communication is for information purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted. The information contained herein should not be considered as a recommendation that any person should subscribe for or purchase any securities.

This communication shall not constitute a notice of redemption with respect to or an offer to purchase or sell (or the solicitation of an offer to purchase or sell) any preferred stock of Carrizo.

In connection with the proposed transaction, Callon filed a Registration Statement on Form S-4 on October 4, 2019 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), that included a joint proxy statement of Carrizo and Callon, which also constitutes a prospectus of Callon. The Registration Statement was declared effective by the SEC on October 9, 2019, and Carrizo and Callon commenced mailing the definitive proxy statement/prospectus to their respective shareholders on or about October 11, 2019. This communication is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Carrizo or Callon may file with the SEC and/or send to Carrizo’s shareholders and/or Callon’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CARRIZO AND CALLON ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CARRIZO AND CALLON WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CARRIZO, CALLON AND THE PROPOSED TRANSACTION.

Investors can obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Carrizo and Callon with the SEC (when they become available) through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by Carrizo will be available free of charge from Carrizo’s website at https://www.carrizo.com or by contacting Carrizo’s Investor Relations Department at 713-328-1055. Copies of documents filed with the SEC by Callon will be available free of charge from Callon’s website at https://www.callon.com or by contacting Callon’s Investor Relations Department at 281-589-5200.

Participants in the Proxy Solicitation

Carrizo, Callon and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Carrizo’s and Callon’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of Carrizo is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 2, 2019. Information regarding the executive officers and directors of Callon is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on March 27, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this communication concerning the proposed business combination between Carrizo and Callon, including any statements regarding the expected timetable for reconvening the shareholder meetings and completing the proposed transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Carrizo’s or Callon’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, risk of litigation, including the results, uncertainties and costs of litigation, failure to obtain the required votes of Carrizo’s shareholders or Callon’s shareholders to approve the transaction and related matters; whether any redemption of Carrizo’s preferred stock will be necessary or will occur prior to the closing of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the revised transaction or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Carrizo and Callon; the effects of the business combination of Carrizo and Callon, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies and other benefits in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity price changes; and the risks of oil and gas activities. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Carrizo’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, each of which is on file with the SEC and available from Carrizo’s website at https://www.carrizo.com and in other documents Carrizo files with the SEC, and in Callon’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, each of which is on file with the SEC and available from Callon’s website at https://www.callon.com and in other documents Callon files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Carrizo nor Callon assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

Date: November 14, 2019	By:	/s/ David L. Pitts
	Name:	David L. Pitts
	Title:	Vice President and Chief Financial Officer